[GRAPHIC]

    AMERICAN SELECT
    PORTFOLIO

                                           SLA


    SEMIANNUAL REPORT
                    2000


                                    [LOGO] FIRST AMERICAN-Registered Trademark-
                                           ASSET MANAGEMENT

[LOGO] FIRST AMERICAN-Registered Trademark-
       ASSET MANAGEMENT


AMERICAN SELECT PORTFOLIO


     TABLE OF CONTENTS

  1  Fund Overview

  4  Financial Statements and Notes

 14  Investments in Securities

 16  Shareholder Update


PRIMARY INVESTMENTS Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

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AVERAGE ANNUALIZED TOTAL RETURNS
Based on net asset value for the periods ended May 31, 2000

[CHART]

                                                                Since Inception
                              One Year          Five Year           9/21/93
                              --------          ---------       ---------------
American Select Portfolio       5.34%              8.66%              6.84%
Lehman Brothers Mutual Fund
  Government/Mortgage Index     2.75%              6.09%              5.65%


The average annualized total returns for American Select Portfolio are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended May 31, 2000, were 0.02%, 9.78%, and 5.06%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The fund uses the Lehman Brothers Mutual Fund Government/ Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Select Portfolio is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The since inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 2000.

   NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

FUND OVERVIEW


July 15, 2000

FOR THE SEMIANNUAL REPORTING PERIOD ENDED MAY 31, 2000, AMERICAN SELECT PORTFOLIO HAD A TOTAL RETURN OF 2.62% BASED ON ITS NET ASSET VALUE (NAV). This compares to a 1.93% return for its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index. The total return based on the fund's market price was 0.80% over the same time frame. The fund's NAV performance benefited from multifamily and commercial prepayment penalties paid by property owners during the six months that helped to boost its NAV. The fund receives these penalties on certain loans when a property owner wants to repay the mortgage before it is due. Before we discuss the reporting period in more detail, we would like to tell you about a recent proxy proposal that you should have received.

AT THE AUGUST 3, 2000, ANNUAL MEETING, WE ARE ASKING FUND SHAREHOLDERS TO APPROVE THE FUND'S INVESTMENT IN ALL TYPES OF SECURITIES BACKED BY REAL ESTATE OR ISSUED BY COMPANIES THAT DEAL IN REAL ESTATE. IN PARTICULAR, REAL ESTATE INVESTMENT TRUSTS (REITS), PREFERREDS. REIT companies manage portfolios of real estate to earn profits for shareholders, and their preferred stock pays out a specific dividend rate. We currently see good values in this market. They offer investment-grade quality (BBB rated and above), attractive income potential, more liquidity than mortgage loans because they are bought and sold on the New York Stock Exchange, and they have a real estate orientation that we believe suits the fund. Plus, they offer immediate diversification. For example, one security we've considered represents 240,000 apartment units all across the country. However, because these securities will have long durations, they will be more volatile and more interest rate sensitive than the mortgage loans in the portfolio.

THE FUND'S BOARD HAS APPROVED AN INCREASE IN THE LIMIT ON COMMERCIAL LOANS IN THE FUND FROM 25% TO 35% OF TOTAL ASSETS. We currently find the commercial loan market to be more attractive than single-family or multifamily loans. An increase in commercial loans would broaden the exposure of the fund to office, industrial, warehouse, and retail markets.


FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of American Select Portfolio. He has 14 years of financial experience.

DAVID STEELE
assists with the management of American Select Portfolio. He has 21 years of financial experience.

RUSS KAPPENMAN
assists with the management of American Select Portfolio. He has 14 years of financial experience.

* All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
As a percentage of total assets on May 31, 2000

[CHART]


Commercial Loans          20%

Short-term Securities     1%

Single-family
Loans                      7%

Multifamily Loans         49%

Other Assets               1%

U.S. Agency
Mortgage-back
Securities                22%


DELINQUENT LOAN PROFILE
The chart below shows the percentage of single-family loans** in the portfolio that are 30, 60, 90, or 120 days delinquent as of May 31, 2000, based on principal amounts outstanding.

Current               93.4%
---------------------------
30 Days                4.0%
---------------------------
60 Days                0.5%
---------------------------
90 Days                0.0%
---------------------------
120+ Days              2.1%
---------------------------

**As of May 31, 2000, there were no multifamily or commercial loans delinquent.

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                1 2000 Semiannual Report - American Select Portfolio

FUND OVERVIEW CONTINUED

DURING THE REPORTING PERIOD, THE FEDERAL RESERVE'S INTEREST RATE HIKES BECAME A CHALLENGE FOR THE FUND. On the positive side, higher rates have slowed the level of refinancings and loan prepayments. Also, rising rates mean that we can find new mortgage investments that pay income equal to or higher than the average coupon in the fund. However, the Fed has raised short-term rates so much that high borrowing costs are beginning to erode the income levels of the fund. In June 2000, after the end of this semiannual reporting period, we had to decrease the monthly dividend of the fund from 8.75 cents per share to
8.0 cents per share as a result. Even with the decrease, the dividend reserve of 4.84 cents per share continues to support part of the fund's monthly distribution.

BECAUSE OF THIS CHALLENGING INTEREST RATE ENVIRONMENT, THE FUND ALSO EXPERIENCED MORE NET ASSET VALUE VOLATILITY THAN IS TYPICAL, BUT WAS STILL ABLE TO PAY AN ATTRACTIVE INCOME STREAM. The NAV of the fund began the six-month period at $12.67 and ended at $12.47 per share. At the end of the reporting period, the fund's market price of $11.25 per share continued to trade at a discount to its net asset value. Dividends for the six months totaled $0.525 per share, for an annualized distribution rate of 9.33% based on the May 31 market price. The fund's new dividend level would result in an annualized earnings rate of 8.53% based on the May 31 market price. Keep in mind that past performance is no guarantee of future results, and the fund's NAV and distribution rate will fluctuate.

DURING DECEMBER, THE FUND PAID OUT PROCEEDS FROM ITS SHARE REPURCHASE OFFER, WHICH BROUGHT SHORT-TERM SECURITIES FROM 8% DOWN TO 1% OF THE FUND'S TOTAL ASSETS. In the last shareholder report, the level of short-term securities was elevated to prepare for the repurchase offer payout. Single-family, multifamily, and commercial loans continue to represent the majority of the portfolio with 76% of total assets collectively. (See the chart on the previous page for individual percentages for each loan category.) In addition, we have moved about 2% of total assets out of whole loans during the period and into agency mortgage securities, mainly Fannie Maes (Federal National


--------------------------------------------------------------------------------
GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of May 31, 2000. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

[MAP]

Alabama
Alaska              less than 0.50%
Arizona             11%
Arkansas
California          4%
Colorado            5%
Connecticut         less than 0.50%
Delaware            less than 0.50%
Florida             1%
Georgia             2%
Hawaii              less than 0.50%
Idaho               1%
Illinois            2%
Indiana             less than 0.50%
Iowa
Kansas
Kentucky
Louisiana           3%
Maine
Maryland            less than 0.50%
Massachusetts       1%
Michigan            less than 0.50%
Minnesota           13%
Mississippi
Missouri            2%
Montana
Nebraska
New Hampshire
New Jersey          1%
New Mexico          2%
New York            1%
Nevada              5%
North Carolina      less than 0.50%
North Dakota
Ohio                3%
Oklahoma            14%
Oregon              less than 0.50%
Pennsylvania        less than 0.50%
Rhode Island
South Carolina      less than 0.50%
South Dakota        less than 0.50%
Tennessee           less than 0.50%
Texas               23%
Utah                less than 0.50%
Vermont             less than 0.50%
Virginia
Washington          2%
West Virginia
Wisconsin
Wyoming             less than 0.50%

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                2 2000 Semiannual Report - American Select Portfolio

Mortgage Association) and Freddie Macs (Federal Home Loan Mortgage Corporation). We currently believe agency securities offer good cash flows, better values, and that they have AAA-rated credit quality. The fund owned no Treasury securities as of May 31.

ALTHOUGH THE INCREASING RATE ENVIRONMENT HAS BECOME SOMEWHAT PAINFUL FOR THE FUND, THE FED'S ACTION IS HELPING TO KEEP THE ECONOMY HEALTHY, WHICH IS BENEFICIAL FOR THE REAL ESTATE MARKETS AND THE FUND OVER THE LONG TERM. In the multifamily and commercial markets, increased rates mean less new construction, which translates into higher rent levels and occupancy levels in existing properties. Since this fund only buys loans on existing properties, less new supply is a positive factor for the fund. Also, with the U.S. economy continuing to grow, we are seeing increased values for single-family housing, lower foreclosure rates, and very low credit losses. As you can see on the map on the previous page, our mortgage loans are diversified across the majority of states to help avoid the risk of an economic downturn in one region. We are overweighted in states that are experiencing the most population and job growth, such as California and Texas. We believe the Federal Reserve's moves will be successful in orchestrating a "soft landing" for the economy without putting it into a recession, which would be the worst case scenario for this fund.

THE HEALTHY ECONOMY HAS HELPED THE FUND HAVE NO CREDIT LOSSES DURING THE SEMIANNUAL PERIOD; HOWEVER PREPAYMENT LEVELS WERE HIGH. Keep in mind that the risk of credit losses (i.e. loans defaulting) is the primary risk of investing in mortgage loans. If the proceeds from the sale of the foreclosed property are less than the loan price that the fund paid, the fund would suffer a loss. Since inception, the fund has had net credit gains of $0.03 per share. The fund experienced five multifamily or commercial loan prepayments during the six months and received prepayment penalties of $751,539 from these borrowers. Although the fund's net asset value benefits from the penalties, prepayments can be somewhat detrimental to the fund as it takes some time to find new mortgage loans with income levels that are as attractive as the loans that are retired.

THANK YOU FOR YOUR INVESTMENT IN AMERICAN SELECT PORTFOLIO AND THE TRUST YOU HAVE PLACED IN US AS MANAGERS. We hope you will take a few minutes to read, vote on, and return the proxy that you received in the mail. We believe the new investment options described in the proxy will help the fund to maintain an attractive income level and total return. We will continue to closely monitor the fund's credit risk and income levels to help you achieve your financial goals.

--------------------------------------------------------------------------------
VALUATION OF WHOLE LOAN INVESTMENTS

The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

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                3 2000 Semiannual Report - American Select Portfolio

               FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 2000
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $175,936,561
Cash in bank on demand deposit  ............................          96,524
Accrued interest receivable  ...............................       1,287,572
                                                                ------------
  Total assets  ............................................     177,320,657
                                                                ------------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............      44,086,000
Accrued investment management fee  .........................          54,045
Accrued administrative fee  ................................          40,746
Accrued interest  ..........................................         128,514
Other accrued expenses  ....................................          83,603
                                                                ------------
  Total liabilities  .......................................      44,392,908
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $132,927,749
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $154,280,415
Undistributed net investment income  .......................         515,940
Accumulated net realized loss on investments  ..............     (18,176,618)
Unrealized depreciation of investments  ....................      (3,691,988)
                                                                ------------

  Total - representing net assets applicable to capital
    stock  .................................................    $132,927,749
                                                                ============

  * Investments in securities at identified cost  ..........    $179,628,549
                                                                ============

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................    $132,927,749
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................      10,662,195
Net asset value  ...........................................    $      12.47
Market price  ..............................................    $      11.25

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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             4  2000 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2000
 ................................................................................

INCOME:
Interest (net of interest expense of $1,392,491) ...........    $ 6,140,929
                                                                -----------

EXPENSES (NOTE 3):
Investment management fee  .................................        335,206
Administrative fee  ........................................        161,722
Custodian and accounting fees  .............................         34,747
Transfer agent fees  .......................................         11,280
Reports to shareholders  ...................................         31,185
Mortgage servicing fees  ...................................         92,271
Directors' fees  ...........................................          1,504
Audit and legal fees  ......................................         35,121
Other expenses  ............................................         72,595
                                                                -----------
  Total expenses  ..........................................        775,631
                                                                -----------

  Net investment income  ...................................      5,365,298
                                                                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS: (NOTE 4):
Net realized gain on investments in securities  ............         75,444
Net realized gain on real estate owned  ....................        304,063
                                                                -----------

  Net realized gain on investments  ........................        379,507
Net change in unrealized appreciation or depreciation of
  investments  .............................................     (2,246,930)
                                                                -----------

  Net loss on investments  .................................     (1,867,423)
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $ 3,497,875
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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             5  2000 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS For the Six Months Ended May 31, 2000
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income ............................................      6,140,929
Net expenses ...............................................       (775,631)
                                                                -----------
  Net investment income ....................................      5,365,298
                                                                -----------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................        447,350
  Net amortization of bond discount and premium ............         (6,396)
  Change in accrued fees and expenses ......................         95,899
  Change in other assets ...................................          8,056
                                                                -----------
    Total adjustments ......................................        544,909
                                                                -----------

    Net cash provided by operating activities ..............      5,910,207
                                                                -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................     69,773,443
Purchases of investments ...................................    (62,789,291)
Net sales of short-term securities .........................     15,434,404
                                                                -----------

    Net cash provided by investing activities ..............     22,418,556
                                                                -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments on reverse repurchase agreements ..............     (6,889,000)
Retirement of fund shares ..................................    (15,069,231)
Distributions paid to shareholders .........................     (5,597,652)
                                                                -----------

    Net cash used by financing activities ..................    (27,555,883)
                                                                -----------
Net increase in cash .......................................        772,880
Cash at beginning of period ................................       (676,356)
                                                                -----------

    Cash at end of period ..................................         96,524
                                                                ===========

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse
    repurchase agreements ..................................      1,358,179
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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             6  2000 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  5/31/00          YEAR ENDED
                                                                (UNAUDITED)         11/30/99
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $  5,365,298      $ 12,075,812
Net realized gain on investments  ..........................         379,507            40,732
Net change in unrealized appreciation or depreciation of
  investments  .............................................      (2,246,930)       (3,223,536)
                                                                ------------      ------------

  Net increase in net assets resulting from operations  ....       3,497,875         8,893,008
                                                                ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................      (5,597,652)      (12,480,291)
                                                                ------------      ------------

CAPITAL SHARE TRANSACTIONS: (NOTE 6):
Decrease in net assets from capital share transactions  ....     (15,069,231)       (1,154,380)
                                                                ------------      ------------
  Total decrease in net assets  ............................     (17,169,008)       (4,741,663)

Net assets at beginning of period  .........................     150,096,757       154,838,420
                                                                ------------      ------------

Net assets at end of period  ...............................    $132,927,749      $150,096,757
                                                                ============      ============

Undistributed net investment income  .......................    $    515,940      $    748,294
                                                                ============      ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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             7  2000 Semiannual Report - American Select Portfolio

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Select Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may enter into dollar roll transactions. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol SLA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

--------------------------------------------------------------------------------

             8  2000 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 2000, loans representing 0.03% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 2.6% of total single family principal outstanding at May 31, 2000. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized net realized gains of $304,063 or $0.0285 per share on real estate sold during the six months ended May 31, 2000.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On May 31, 2000, the fund owned no real estate.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the six months ended May 31, 2000, the average borrowings outstanding were $44,843,500 and the average rate was 6.25%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or

--------------------------------------------------------------------------------

             9  2000 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------
                      decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 2000, the fund had no outstanding when-issued or forward commitments.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the funds.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

--------------------------------------------------------------------------------

             10  2000 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      The fund has entered into the following agreements with U.S. Bank National Association (U.S. Bank) acting through its division, First American Asset Management (the advisor and administrator):

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.50% of the fund's average weekly net assets. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee based on an annual percentage of the fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the fund). For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund. For the fiscal period from June 1, 1999 through December 31, 1999, the fund paid the administrator a monthly fee in an amount equal to an annual rate of 0.20% of the fund's average weekly net assets. Effective January 1, 2000, the administrator's fee increased to an annual rate of 0.25% of the fund's average weekly net assets. The new administrative fee includes 0.05% for accounting expenses which were previously charged to and paid separately by the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; expenses related to real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

                      During the six months ended May 31, 2000, the fund paid $15,457 to U.S. Bank for custody services.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the six months ended May 31, 2000 aggregated $62,795,687 and $69,773,443, respectively.
                      Included in proceeds from sales are $5,567,910 from sales of real estate owned and $751,539 from prepayment penalties.
--------------------------------------------------------------------------------

             11  2000 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at November 30, 1999, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                           CARRYOVER    EXPIRATION
                                          ------------  ----------
                                          $ 5,066,440        2002
                                           13,489,685        2003
                                          -----------
                                          $18,556,125
                                          ===========

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      RETIREMENT OF FUND SHARES
                      The fund's board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value (NAV). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 597,784 shares (5% of the outstanding shares as of September 9, 1998).

                      Pursuant to the plan, the fund repurchased and retired the following:

   YEAR             % OUTSTANDING                 WEIGHTED AVERAGE
  ENDED    SHARES      SHARES          COST       DISCOUNT FROM NAV
 --------  -------  -------------  -------------  -----------------
 11/30/99   96,200         0.81%    $1,154,380              7.48%

                      REPURCHASE OFFER
                      The fund's board of directors concluded that an offer to purchase up to 10% of the fund's outstanding shares at net asset value would be in the best interests of shareholders. Accordingly, the repurchase offer was sent to shareholders in November 1999, and the deadline for submitting shares for repurchase was 5:00 p.m. Eastern Time on November 29, 1999. The repurchase price was determined on December 6, 1999, at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern
                      Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee) and proceeds paid by the fund on December 10, 1999, were as follows:

 PERCENTAGE     SHARES     REPURCHASE    PROCEEDS
 REPURCHASED  REPURCHASED    PRICE         PAID
 -----------  -----------  ----------  ------------
       10%     1,184,688     $12.70    $15,045,538

--------------------------------------------------------------------------------

             12  2000 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN SELECT PORTFOLIO

                                Six Months
                                   Ended        Year         Year         Year         Year         Year
                                  5/31/00       Ended        Ended        Ended        Ended        Ended
                                (Unaudited)   11/30/99    11/30/98(d)   11/30/97     11/30/96     11/30/95
                                -----------  -----------  -----------  -----------  -----------  -----------
PER-SHARE DATA
Net asset value, beginning
  of period ..................    $12.67       $12.96       $12.88       $12.66       $12.86       $11.62
                                  ------       ------       ------       ------       ------       ------
Operations:
  Net investment income ......      0.51         1.02         1.06         1.05         1.02         1.09
  Net realized and unrealized
    gains (losses)
    on investments ...........     (0.18)       (0.26)        0.12         0.21        (0.14)        1.28
                                  ------       ------       ------       ------       ------       ------
    Total from operations ....      0.33         0.76         1.18         1.26         0.88         2.37
                                  ------       ------       ------       ------       ------       ------
Distributions to shareholders:
  From net
    investment income ........     (0.53)       (1.05)       (1.10)       (1.04)       (1.08)       (1.13)
                                  ------       ------       ------       ------       ------       ------
    Net asset value, end of
      period .................    $12.47       $12.67       $12.96       $12.88       $12.66       $12.86
                                  ======       ======       ======       ======       ======       ======
Per-share market value, end of
  period .....................    $11.25       $11.69       $12.13       $11.75       $11.00       $11.00
                                  ======       ======       ======       ======       ======       ======
SELECTED INFORMATION
Total return, net asset
  value (a) ..................      2.62%        6.03%        9.51%       10.44%        7.27%       21.22%
Total return, market
  value (b) ..................      0.80%        5.21%       13.12%       16.97%       10.53%       17.36%
Net assets at end of period
  (in millions) ..............    $  133       $  150       $  155       $  171       $  168       $  172
Ratio of expenses to average
  weekly net assets including
  interest expense ...........      3.23%(e)     3.28%        3.34%        3.56%        3.30%        3.76%
Ratio of expenses to average
  weekly net assets excluding
  interest expense ...........      1.15%(e)     1.11%        1.09%        1.07%        1.03%        1.08%
Ratio of net investment income
  to average weekly
  net assets .................      7.99%(e)     7.88%        8.08%        8.36%        8.11%        8.85%
Portfolio turnover rate
  (excluding short-
  term securities) ...........        36%          24%          41%          86%          30%          73%
Amount of borrowings
  outstanding at end of period
  (in millions) ..............    $   44       $   51       $   57       $   68       $   65       $   65
Per-share amount of borrowings
  outstanding at end
  of period ..................    $ 4.13       $ 4.30       $ 4.77       $ 5.12       $ 4.91       $ 4.87
Per-share amount of net
  assets, excluding
  borrowings, at end
  of period ..................    $16.60       $16.97       $17.73       $18.00       $17.57       $17.73
Asset coverage ratio (c) .....       402%         394%         372%         352%         358%         364%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(d) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL TO U.S. BANK.
(e)  ANNUALIZED

--------------------------------------------------------------------------------

             13  2000 Semiannual Report - American Select Portfolio

                     INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------

AMERICAN SELECT PORTFOLIO                                                       May 31, 2000
 .................................................................................................................

                                                             Date                                        Market
Description of Security                                    Acquired   Par Value          Cost           Value(a)
---------------------------------------------------------  --------  -----------     ------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (29.5%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (29.5%):
    FIXED RATE (29.5%):
      7.50%, FHLMC, 12/1/29 .............................  1/25/00   $13,773,278(b)  $ 13,500,851     $ 13,390,244
      6.50%, FNMA, 6/1/29 ...............................  5/17/99    17,269,683(b)    17,144,376       15,974,456
      7.50%, FNMA, 5/1/30 ...............................   5/9/00     4,980,555(b)     4,804,381        4,834,226
      8.00%, FNMA, 5/1/30 ...............................   5/9/00     5,000,000(b)     4,933,645        4,956,250
                                                                                                      ------------

        Total U.S. Government and Agency Securities  ....                              40,383,253       39,155,176
                                                                                                      ------------
WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (101.8%):
  COMMERCIAL LOANS (27.0%):
      Advanced Circuits and Hopkins II Business Center,
        8.71%, 10/1/02 ..................................   9/2/99     3,744,395        3,744,395        3,711,965
      Broadway Place, 9.00%, 6/1/01 .....................  12/15/97    3,403,134        3,403,134        3,413,772
      Case Business Park, 10.08%, 6/1/02 ................  5/20/99     3,564,669        3,564,273        3,650,343
      Community Coffee Office Building,
        8.90%, 6/1/01 ...................................  10/3/97     4,565,199        4,565,199        4,532,279
      Corporate Center Northborough, 7.95%, 10/1/03 .....   9/9/98     4,962,152        4,949,747        4,774,853
      Galtier Plaza, 9.29%, 3/1/05 ......................   3/2/00     4,992,785        4,992,785        5,037,576
      Oasis at the Waterfront, 9.61%, 5/1/01 ............  4/30/97     1,616,477        1,616,477        1,616,477
      Parkway Business Center, 7.75%, 11/1/03 ...........  10/22/98    3,733,861        3,733,861        3,594,315
      Rodeo Shops, 9.15%, 6/1/07 .                         5/29/97     1,303,093        1,303,093        1,293,083
      The Kislak Building, 8.63%, 7/1/02 ................  6/17/97     1,690,578        1,690,578        1,690,007
      Victory Packaging Facility, 8.00%, 6/1/13 .........  5/27/98     2,715,640        2,715,640        2,557,282
                                                                                                      ------------
                                                                                       36,279,182       35,871,952
                                                                                                      ------------
  MULTIFAMILY LOANS (65.5%):
      Bryant Square Apartments, 8.13%, 4/1/01 ...........  3/15/94     1,108,841(b)     1,093,810        1,062,178
      Candlelite Apartments, 8.75%, 3/1/01 ..............  2/28/94     1,470,386        1,459,730        1,474,745
      Cape Cod Apartments, 7.40%, 2/1/08 ................  1/16/98     1,808,988(b)     1,808,988        1,666,471
      Casa Del Vista Apartments, 8.75%, 1/1/01 ..........  12/30/93    2,024,974(b)     2,012,495        2,021,609
      Castle Arms Apartments, 8.13%, 4/1/06 .............  3/19/99       986,048          986,048          949,609
      Centre Court, White Oaks and Green Acres
        Apartments, 8.75%, 1/1/09 .......................  12/30/98    4,084,769(b)     4,084,769        4,055,902
      Chapel Hill Apartments, 8.50%, 8/1/01 .............  7/29/94       885,800          877,660          861,638
      Cottonwood Villas Apartments, 9.78%, 10/1/01 ......  9/24/98     1,645,000(b)     1,628,550        1,573,603
      El Conquistador Apartments, 7.75%, 4/1/09 .........  3/24/99     2,872,336(b)     2,872,336        2,690,117
      Evergreen, Northview, Greenwood and Fern Court
        Apartments, 9.50%, 6/1/05                          5/22/00     4,600,000        4,600,000        4,717,461

                                                             Date    Par Value/                          Market
Description of Security                                    Acquired    Shares            Cost           Value(a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Foothills West Apartments, 8.75%, 2/1/01 ..........   2/1/94   $ 2,067,544(b)  $  2,053,903     $  1,952,509
      Greenwood Residences, 7.75%, 4/1/08 ...............  3/12/98     2,354,202(b)     2,354,202        2,197,546
      Hidden Colony Apartments, 8.00%, 4/1/01 ...........  3/22/94     3,145,701(b)     3,123,604        2,998,577
      Hill Street Apartments, 11.50%, 3/1/08 ............  3/24/00     1,199,302        1,199,302        1,159,559
      Hunters Meadows Apartments, 8.25%, 2/1/03            1/18/96     5,021,431        4,967,932        4,938,880
      Lakeville Apartments, 8.00%, 5/1/08 ...............  4/24/98     2,480,465(b)     2,480,465        2,364,776
      LaPrada and Club at Springlake Apartments,
        7.60%, 9/1/03 ...................................  8/27/98    14,579,595(b)    14,579,594       14,049,887
      Meadow Glenn Apartments I, 8.50%, 2/1/07 ..........  1/30/97     2,261,987(b)     2,261,987        2,212,935
      Meadow Glenn Apartments II, 13.00%, 2/1/07 ........  6/28/99       399,039          399,039          418,991
      Oak Valley, Canyon Creek and Regional Apartments I,
        9.03%, 10/1/01 ..................................  9/30/98     5,979,412        5,979,412        6,003,521
      Revere Apartments, 7.40%, 5/9/01 ..................  4/22/99     1,287,780        1,287,780        1,171,846
      Sheridan Ponds Apartments, 8.70%, 1/1/07 ..........  12/18/96    7,235,270(b)     7,199,094        7,161,957
      Sierra Vista Apartments, 9.50%, 2/1/01 ............  1/18/94     1,315,995(b)     1,302,835        1,320,526
      Sierra Vista Square Apartments I,
        9.48%, 6/1/03 ...................................  5/16/00     4,450,000        4,450,000        4,602,969
      Sierra Vista Square Apartments II,
        12.00%, 6/1/03 ..................................  5/16/00       590,000          590,000          500,900
      Somerset Place Apartments, 9.00%, 4/1/04 ..........   4/8/94     2,237,527(b)     2,220,746        2,222,456
      The Oaks of Lake Bluff Apartments, 8.75%, 4/1/01      3/8/94     2,645,450(b)     2,618,523        2,653,357
      Willow Creek Apartments I, 8.50%, 2/1/07 ..........  1/30/97     5,715,773(b)     5,715,773        5,605,048
      Willow Creek Apartments II, 13.00%, 2/1/07 ........  6/28/99       598,559          598,559          628,487
      Woodvine Park Condominiums, 8.60%, 4/1/10 .........  3/31/00     1,798,932        1,798,932        1,791,035
                                                                                                      ------------
                                                                                       88,606,068       87,029,095
                                                                                                      ------------
  SINGLE FAMILY LOANS (9.3%):
      Norwest IX, 8.00%, 5/1/22 .........................  8/29/97     5,139,833        5,085,837        4,896,587
      Norwest VIII, 8.06%, 8/4/22 .......................   6/4/97     4,612,705        4,520,815        4,404,213
      Norwest X, 7.98%, 4/1/23 ..........................  3/12/98     2,467,417        2,472,845        2,315,849
      Norwest XVI, 7.97%, 11/1/26 .                         3/4/99       632,255          614,552          601,594
      Norwest XVII, 8.00%, 2/12/25                         5/19/99       211,931          204,247          200,345
                                                                                                      ------------
                                                                                       12,898,296       12,418,588
                                                                                                      ------------

        Total Whole Loans and Participation Mortgages                                 137,783,546      135,319,635
                                                                                                      ------------
RELATED PARTY MONEY MARKET FUND (1.1%):
      First American Prime Obligations Fund .............  5/31/00     1,461,750(f)     1,461,750        1,461,750
                                                                                                      ------------

        Total Investments in Securities(g)  .............                            $179,628,549     $175,936,561
                                                                                                      ============

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

             14  2000 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

Notes to Investments in Securities:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON MAY 31, 2000, SECURITIES VALUED AT $96,964,630 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                  NAME OF
                                                                  BROKER
                    ACQUISITION                    ACCRUED    AND DESCRIPTION
        AMOUNT         DATE      RATE*     DUE     INTEREST    OF COLLATERAL
      -----------   -----------  -----   -------   --------   ---------------
      $ 4,000,000     5/15/00    7.45%   6/15/00   $ 13,235          (1)
       12,871,000     5/15/00    6.53%   6/15/00     37,355          (1)
       15,310,000     5/15/00    6.53%   6/15/00     44,433          (2)
        2,500,000     5/19/00    7.49%   6/15/00      6,237          (2)
        4,640,000     5/15/00    6.52%   6/15/00     13,446          (2)
        4,765,000     5/15/00    6.52%   6/15/00     13,808          (3)
      -----------                                  --------
      $44,086,000                                  $128,514
      ===========                                  ========

    * INTEREST RATE AS OF MAY 31, 2000. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

    Name of broker and description of collateral:
             (1) MORGAN STANLEY DEAN WITTER;
                FHLMC, 7.50%, 12/1/29, $13,773,278 PAR
                FNMA, 6.50%, 6/1/29, $17,269,683 PAR
             (2) MORGAN STANLEY DEAN WITTER;
                BRYANT SQUARE APARTMENTS, 8.13%, 4/1/01, $1,108,841 PAR
                CAPE COD APARTMENTS, 7.40%, 2/1/08, $1,808,988 PAR
                CASA DEL VISTA APARTMENTS, 8.75%, 1/1/01, $2,024,974 PAR CENTRE COURT, WHITE OAKS AND GREEN ACRES APARTMENTS, 8.75%, 1/1/09, $4,084,769 PAR
                COTTONWOOD VILLAS APARTMENTS, 9.78%, 10/1/01, $1,645,000 PAR EL CONQUISTADOR APARTMENTS, 7.75%, 4/1/09, $2,872,336 PAR FOOTHILLS WEST APARTMENTS, 8.75%, 2/1/01, $2,067,544 PAR GREENWOOD RESIDENCES, 7.75%, 4/1/08, $2,354,202 PAR
                HIDDEN COLONY APARTMENTS, 8.00%, 4/1/01, $3,145,701 PAR LAKEVILLE APARTMENTS, 8.00%, 5/1/08, $2,480,465 PAR
                LAPRADA AND CLUB AT SPRINGLAKE APARTMENTS, 7.60%, 9/1/03, $14,579,595 PAR
                MEADOW GLENN APARTMENTS I, 8.50%, 2/1/07, $2,261,987 PAR SHERIDAN PONDS APARTMENTS, 8.70%, 1/1/07, $7,235,270 PAR SIERRA VISTA APARTMENTS, 9.50%, 2/1/01, $1,315,995 PAR SOMERSET PLACE APARTMENTS, 9.00%, 4/1/04, $2,237,527 PAR
                THE OAKS OF LAKE BLUFF APARTMENTS, 8.75%, 4/1/01, $2,645,450
                PAR
                WILLOW CREEK APARTMENTS I, 8.50%, 2/1/07, $5,715,773 PAR

             (3) NOMURA;
                FNMA, 7.50%, 5/1/30, $4,980,555 PAR
                FNMA, 8.00%, 5/1/30, $5,000,000 PAR

    (c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON MAY 31, 2000. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 2000.
    (d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.
    Commercial Loans:
             ADVANCED CIRCUITS AND HOPKINS II BUSINESS CENTER - HOPKINS, MN BROADWAY PLACE - ALBUQUERQUE, NM
             CASE BUSINESS PARK - PHOENIX, AZ
             COMMUNITY COFFEE OFFICE BUILDING - BATON ROUGE, LA
             CORPORATE CENTER NORTHBOROUGH - HOUSTON, TX
             GALTIER PLAZA - ST. PAUL, MN
             OASIS AT THE WATERFRONT - SCOTTSDALE, AZ
             PARKWAY BUSINESS CENTER - POWAY, CA
             RODEO SHOPS - MIAMI, FL
             THE KISLAK BUILDING - WOODBRIDGE TOWNSHIP, NJ
             VICTORY PACKAGING FACILITY - PHOENIX, AZ

    Multifamily Loans:
             BRYANT SQUARE APARTMENTS - EDMUND, OK
             CANDLELITE APARTMENTS - GRANDVIEW, MO
             CAPE COD APARTMENTS - OKLAHOMA CITY, OK
             CASA DEL VISTA APARTMENTS - CARSON CITY, NV
             CASTLE ARMS APARTMENTS - AUSTIN, TX
             CENTRE COURT, WHITE OAKS AND GREEN ACRES APARTMENTS - NORTH CANTON
               AND MASSILLON, OH
             CHAPEL HILL APARTMENTS - KANSAS CITY, MO
             COTTONWOOD VILLAS APARTMENTS - MESA, AZ
             EL CONQUISTADOR APARTMENTS - TUCSON, AZ
             EVERGREEN, NORTHVIEW, GREENWOOD AND FERN COURT APARTMENTS -
               BUFFALO, MN
             FOOTHILLS WEST APARTMENTS - EL PASO, TX
             GREENWOOD RESIDENCES - MITON, WA
             HIDDEN COLONY APARTMENTS - DORAVILLE, GA
             HILL STREET APARTMENTS - DENVER, CO
             HUNTERS MEADOWS APARTMENTS - COLORADO SPRINGS, CO
             LAKEVILLE APARTMENTS - LAKEVILLE, MN
             LAPRADA AND CLUB AT SPRINGLAKE APARTMENTS - MESQUITE AND HAMILTON
               CITY, TX
             MEADOW GLENN APARTMENTS I - MIDWEST CITY, OK
             MEADOW GLENN APARTMENTS II - MIDWEST CITY, OK
             OAK VALLEY, CANYON CREEK AND REGIONAL APARTMENTS I - ARLINGTON, TX REVERE APARTMENTS - REVERE, MA
             SHERIDAN PONDS APARTMENTS - TULSA, OK
             SIERRA VISTA APARTMENTS - BOISE, ID
             SIERRA VISTA SQUARE APARTMENTS I - LAS VEGAS, NV
             SIERRA VISTA SQUARE APARTMENTS II - LAS VEGAS, NV
             SOMERSET PLACE APARTMENTS - TUCSON, AZ
             THE OAKS OF LAKE BLUFF APARTMENTS - LAKE BLUFF, IL
             WILLOW CREEK APARTMENTS I - MIDWEST CITY, OK
             WILLOW CREEK APARTMENTS II - MIDWEST CITY, OK
             WOODVINE PARK CONDOMINIUMS - HOUSTON, TX

    Single Family Loans:
             NORWEST IX - 50 LOANS, UNITED STATES
             NORWEST VIII - 43 LOANS, UNITED STATES
             NORWEST X - 19 LOANS, UNITED STATES
             NORWEST XVI - 8 LOANS, UNITED STATES
             NORWEST XVII - 2 LOANS, NORTH CAROLINA AND ARIZONA

    (e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 2000, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $135,319,635 OR 101.8% OF TOTAL NET ASSETS.
    (f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHICH ALSO SERVES AS ADVISOR FOR THIS FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
    (g) ON MAY 31, 2000, THE COST OF INVESTMENTS IN SECURITIES FOR INCOME TAX PURPOSES WAS $179,628,549. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $   616,731
      GROSS UNREALIZED DEPRECIATION ......   (4,308,719)
                                            -----------
        NET UNREALIZED DEPRECIATION ......  $(3,691,988)
                                            ===========

--------------------------------------------------------------------------------

             15  2000 Semiannual Report - American Select Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved the continuation of the fund's share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the fund's outstanding shares as of September 9, 1998.

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
                      We do not expect any adverse impact on the advisor's ability to manage the fund. Because repurchases will be at a price below net asset value per share, remaining shares outstanding may experience a slight increase in net asset value per share. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued upon six months notice to shareholders. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

--------------------------------------------------------------------------------

             16  2000 Semiannual Report - American Select Portfolio

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